Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Night Culture, Inc.
Houston, Texas

We have audited the accompanying balance sheets of Night Culture, Inc.(the "Company")for the years ended December 31, 2010 and 2009 and the related statements of operations, shareholders' equity, and cash flows for the years ended December 31, 2010 and 2009, and for the period from September 16, 2002 (inception) to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Night Culture, Inc. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years ended December 31, 2010 to December 31, 2009 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hood Sutton Robinson & Freeman, CPAs, P.C.
Hood Sutton Robinson  & Freeman, CPAs., P.C.
Certified Public Accountants

Tulsa, Oklahoma
July 28, 2011

NIGHT CULTURE, INC.
BALANCE SHEETS
(AUDITED)
	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$265	$3,167
Total current assets	265	3,167

Markets, net of accumulated amortization of $3,832 and zero, respectively	53,643	57,475
Total assets	$53,908	$60,642

LIABILITIES AND STOCKHOLDERS’ EQUITY(DEFICIT)
Current liabilities:
Bank overdraft
Accounts payable and accrued expense	$16,144	$3,753
Taxes payable	1,429	595
Notes payable- related parties	43,525	43,937
Total current liabilities	61,097	48,285

Total liabilities	61,098	48,285

Stockholders’ equity:
Preferred stock, $0.001 par value, 1,000,000 authorized, none issued	--	--
Common stock, $0.001 par value, 500,000,000 authorized, 100,000,000 and 100,100,000 issued and outstanding, respectively	3	3
Additional paid-in capital	36,747	36,747747
Shareholders deficit	(43,940)	(24,393)
Total stockholders’ equity(deficit)	(7,190)	12,357

Total liabilities and stockholders’ equity(deficit)	$53,908	$60,642

The accompanying notes are an integral part of these audited financial statements.

NIGHT CULTURE, INC.
STATEMENTS OF OPERATIONS
(AUDITED)
	Years Ended
	December 31,
	2010	2009

Revenue	$150,830	$403,413
Direct material costs	96,251	277,327
Gross profit	54,579	126,086

Operating expenses:
General and administrative expense	70,294	96,238
Amortization	3,832	--
Income (loss) from operations	(19,547)	29,848

Net income(loss) before taxes	(19,547)	29,848

Provision for income taxes	--	--

Net income (loss)	$(19,547)	$29,848

Net income(loss) per share, basic and diluted	$(0.002)	$0.003

Weighted average number of shares outstanding	100,000,000	100,000,000

The accompanying notes are an integral part of these audited financial statements.

NIGHT CULTURE, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2010 AND 2009
(AUDITED)

			Additional		Total
	Common Stock		Paid-In	Retained	Stockholders’
	Shares	Amount	Capital	Earnings	Equity

Balances at December 31, 2008	100,100,000	$3	$36,747	$(54,241)	(17,491)

Net income	--	--	--	29,848	29,848

Balances at December 31, 2009	100,100,000	3	36,747	24,393	12,357
Shares cancelled	(100,000)	-	-	--	--
Net income(loss)	--	--	--	(19,547)	(19,547)

Balances at December 31, 2010	100,000,000	$3	$36,747	(43,940)	$(7,190)

The accompanying notes are an integral part of these audited financial statements.

NIGHT CULTURE, INC.
STATEMENTS OF CASH FLOWS
(AUDITED)

	Years Ended
	December 31,
	2010	2009
Cash flows from operating activities:
Net income	$(19,547)	$29,848
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation expense	3,832	--
Changes in operating assets and liabilities:
Bank overdraft	--	(3,161)
Accounts payable and accrued expense	12,390	3,753
Taxes payable	834	(8,019)
Note receivable	--	334
Net cash provided by (used in) operating activities	(2,491)	22,755

Cash flows from investing activities:
Net cash provided by investing activities	--	--

Cash flows from financing activities:
Payments on notes payable to related party	(412)	(19,588)
Net cash provided by (used in) financing activities	(412)	(19,588)

Net increase (decrease) in cash	(2,903)	3,167
Cash – beginning of year	3,167	--
Cash – end of year	$264	$3,167

SUPPLEMENT DISCLOSURES:
Interest paid	$--	$--
Income taxes paid	--	--

NONCASH INVESTING AND FINANCING ACTIVITIES:
None	$--	$-

The accompanying notes are an integral part of these audited financial statements.

 NIGHT CULTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(AUDITED)

NOTE 1 – NATURE OF BUSINESS AND SUMMARY OF ACCOUNTING POLICIES

Nature of Business

The Company was incorporated on January 28, 2000 in the State of Texas. On February 20, 2009 the Company changed its name to Night Culture, Inc.

Night Culture Inc. produces and promotes concerts with the leading artists in the world. Our products include concerts/shows with world-class artists and performers, media properties, merchandise, tickets, refreshments, advertising space, and sponsorship opportunities. With the recent decline in music sales for artists, touring has become a crucial key for the music industry and NightCulture Inc. is uniquely positioned to participate in this incredible opportunity from a shift in a multi-billion dollar entertainment industry. We currently operate in 4 cities, Houston, TX, Austin, TX, San Antonio, TX, and Oklahoma City, OK. We have produced and promoted 100's of shows for artists such as Tiësto, David Guetta, Will.i.am from the Black Eyed Peas, Deadmau5, Benny Benassi, Afrojack, Rusko, Armin van Buuren, Ferry Corsten, Paul van Dyk, Axwell, Paul Oakenfold, Kaskade, Bob Sinclar, Infected Mushroom, and many many more.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING PRACTICES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.

Cash and Cash Equivalents

Nightculture considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Stock Based Compensation

The company adopted the provisions of ASC 718 requiring employee equity awards to be accounted for under the fair value method. Accordingly, share-based compensation is measured at grant date, based on the fair value of the award and is recognized as expense over the requisite employee service period. The Company estimates the fair value of share-based payments using the Black-Scholes option-pricing model for common stock options and the closing price of the company’s common stock for common share issuances.

Revenue recognition

Night Culture’s revenue is recognized pursuant to ASC 605 “Revenue Recognition.” The Company recognizes its revenue from services as those services are performed. Revenue recognition is limited to the amount that is not contingent upon delivery of any future service or meeting other specified performance conditions.

Services are normally completed as described on the sales invoice issued for the service provided. In most cases the services is a one-time completion and recognized when the service is completed. If a service is provided over a time period that exceeds 30 days the revenue is recognized on a monthly basis at the end of the month in which it is completed.

General and Administrative Expenses

Night Culture’s general and administrative expenses consisted of the following types of expenses during the years ended December 31, 2010 and 2009: Compensation expense, payroll expense, rent, travel and entertainment, legal and accounting, utilities, web sites, office expenses, depreciation and other administrative related expenses

Property and equipment

Property and equipment are carried at the cost of acquisition or construction and depreciated over the estimated useful lives of the assets. Costs associated with repair and maintenance is expensed as incurred. Costs associated with improvements which extend the life, increase the capacity or improve the efficiency of our property and equipment are capitalized and depreciated over the remaining life of the related asset. Gains and losses on dispositions of equipment are reflected in operations. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets, which are 3 to 5 years.

Basic and diluted net income per share

Basic and diluted net income per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. They include the dilutive effect of common stock equivalents in years with net income. Basic and diluted net income per share is the same due to the absence of common stock equivalents.

Income Taxes

Night Culture recognizes deferred tax assets and liabilities based on differences between the financial reporting and tax basis of assets and liabilities using the enacted tax rates and laws that are expected to be in effect when the differences are expected to be recovered. Nightculture provides a valuation allowance for deferred tax assets for which it does not consider realization of such assets to be more likely than not.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, marketable securities and debt. The carrying amount of these financial instruments approximates fair value due either to length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these consolidated financial statements.

Date of Management Review

Subsequent events have been evaluated through May 4, 2011, which was the date the financial statements were available to be issued.

NOTE 3:  RECENT ACCOUNTING PRONOUNCEMENTS

Night Culture does not expect the adoption of any recently issued accounting pronouncements to have a significant impact on their financial position, results of operations or cash flows.

In June 2009, the FASB issued FASB ASC 105, The FASB Generally Accepted Accounting Principles, which establishes the FASB Accounting Standards Codification™ (the Codification) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP), aside from those issued by the Securities and Exchange Commission.  The Codification became effective for interim and annual periods ending after September 15, 2009.  The Company adopted the Codification when referring to GAAP for the fiscal period ending September 30, 2010.  The adoption of the Codification did not have an impact on the Company’s financial position or results of operations.

On May 28, 2009 the FASB announced the issuance FASB ASC 855, “Subsequent Events”. FASB ASC 855 should not result in significant changes in the subsequent events that an entity reports. Rather, FASB ASC 855 introduces the concept of financial statements being available to be issued. Financial statements are considered available to be issued when they are complete in a form and format that complies with generally accepted accounting principles (GAAP) and all approvals necessary for issuance have been obtained.

NOTE 4 - GOING CONCERN

As shown in the accompanying financial statements, Night Culture has retained earnings of $62,086 as of December 31, 2010 and incurred a loss from operations of $19,547 for the year ended December 31, 2010. Unless profitability and increases in stockholders’ equity continues, these conditions raise doubt as to Nightculture's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might be necessary if Nightculture is unable to continue as a going concern.

Night Culture continues to review its expense structure reviewing costs and their reduction to move towards profitability. The Company’s expenses are planned to decrease as a percent of revenue resulting in profitability and increased shareholders’ equity.

NOTE 5 – MARKETS PURCHASED

Cost of markets purchased consisted of the following at December 31, 2010 and 2009:

	2010	2009
Market Cost	$57,475	$57,475
Less: accumulation amortization	(3,832)	--
Net Market value	$53,643	$57,475

Amortization expense totaled $3,832 and zero for the years ended December 31, 2010 and 2009, respectively.

NOTE 6 – INCOME TAXES

During the Years ended December 31, 2009 and 2010, the Company filed their tax returns as Sub Chapter S Corporation. Due to these filing the Company has incurred no tax liability or loss carry forward for these years.

NOTE 7: – STOCK ISSUED

On January 28, 2000 the Company issued 400 shares of common stock with no par value to the two founders of the Company.

On June 30, 2003 the Company cancelled 200 share of common stock.

On June 26, 2007 the Company issued 300 shares of common stock with no par value to three individuals which agreed to advance the Company $75,000 in working capital.

On June26, 2007 the Company cancelled 197 share of common stock held by one individual.

On October 28, 2010 the Company cancelled 3 shares of common stock held by one individual.

NOTE: 8 - RELATED PARTY TRANSACTIONS

On January 28, 2000 the Company issued 400 shares of common stock with no par value to the two founders of the Company.

On June 30, 2003 the Company cancelled 200 share of common stock surrendered by an officer and director that resigned.

On June 26, 2007 the Company issued 300 shares of common stock with no par value to 3 individuals who became officers and directors of the Company who agreed to advance the Company $75,000.

On June 26, 2007 the Company cancelled 197 share of common stock held by an officer and director that resigned.

During the year fiscal year ending December 31, 2009 two officers and directors advance a net amount of $43,937 to the Company for working capital. The advances are on demand and do not bear interest. As of December 31, 2010 the outstanding balance is $43,937.

NOTE: 9 – SUBSEQUENT EVENTS

On April 8, 2011 the Company approved the increase of authorized shares of common stock from 200,000,000 to 500,000,000 and authorized 1,000,000 shares of preferred stock. Both the common and preferred shares have a par value of $0.001 per share.  The Company affected a 333,333.33 for one forward stock split.

On June 15, 2011 the Company issued $350,000 of 5% convertible debentures to one entity. The debentures are due in June, 2013 and can be converted at 70% of the average closing price for 20 days prior to conversion.  Conversion is 500,000 shares for each $10,000 face value of the debenture.  Interest accrued may be converted at the option of the holder.  In addition, the Company issued warrants to the debenture holder for purchase of stock at the same formula as the debentures.  The warrants expire in June 2014.

During the period from March 2011 through June 30, 2011 the Company loaned $85,000 to Stereo Live an entity owned by one of the officers and directors of the Company. The loan is classified as a note receivable with no interest and due on demand.